UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2010

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2010, PECO Energy Company (PECO) and interested parties filed with the Pennsylvania Public Utility Commission (PAPUC) a joint petition for partial settlement with respect to PECO’s electric distribution rate case, and a joint petition for a full settlement with respect to PECO’s gas distribution rate case. The cases were originally filed on March 31, 2010. The settlements are subject to PAPUC approval, and if approved, the rate increases would take effect on January 1, 2011.

The electric distribution settlement reflects an increase of approximately $225 million in revenue, which is approximately 71% of the $316 million originally requested. The issue remaining for litigation in the electric case is not related to PECO’s revenue request. The parties to the electric settlement include the Office of Consumer Advocate (“OCA”), the Office of Small Business Advocate (“OSBA”), the Office of Trial Staff (“OTS”), the Philadelphia Area Industrial Energy Users Group (“PAIEUG”), Pennsylvania Communities Organizing for Change, Inc. (“PCOC”), the International Brotherhood of Electrical Workers Local 614, AFL-CIO (“IBEW”), Dominion Retail, Inc., the City of Philadelphia, the Tenant Union Representative Network and Action Alliance of Senior Citizens of Greater Philadelphia, and the Commercial Group.

The gas distribution settlement reflects an increase of approximately $20 million in revenue, which is approximately 46% of the $44 million originally requested. The parties to the gas settlement include the OCA, the OSBA, the OTS, PAIEUG, PCOC and IBEW.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release

* * * * *

This combined Form 8-K is being furnished separately by Exelon Corporation and PECO (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/S/ MATTHEW F. HILZINGER
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

PECO ENERGY COMPANY

/S/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

August 31, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release